Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITOR

We  hereby  consent  to the  incorporation  by  reference  to this  Registration
Statement of Everlast  Worldwide,  Inc. on Form S-8 of our report dated February
21, 2003, on our audits of the financial statements of Everlast Worldwide,  Inc.
as of December  31, 2002 and 2001 and for each of the years in the period  ended
December 31, 2002, which report appears in the Annual Report on Form 10-K.

/s/ Berenson & Company LLP
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Berenson & Company LLP

New York, NY
March 26, 2003